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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): July 26, 2007

                          PEDIATRIX MEDICAL GROUP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


        Florida                       001-12111                  65-0271219
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(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
    of Incorporation)                                        Identification No.)


                              1301 Concord Terrace
                             Sunrise, Florida 33323
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                     (Address of principal executive office)

Registrant's telephone number, including area code (954) 384-0175
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 8.01       Other Events.

     On July 26, 2007, Pediatrix Medical Group, Inc. (the "Company") announced that the Audit Committee of its Board of Directors has completed an independent comprehensive review of the Company's stock option practices and reported its findings to the Board of Directors. The Company announced the key findings of the Audit Committee's review and related recommendations in a press release attached hereto as Exhibit 99.1 and incorporated herein by reference.


ITEM 9.01       Financial Statements and Exhibits

        (d)     Exhibits.
                99.1-- Press Release dated July 26, 2007.

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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PEDIATRIX MEDICAL GROUP, INC.

Date: July 26, 2007                     By: /s/ Karl B. Wagner
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                                            Name:      Karl B. Wagner
                                            Title:     Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.     Description
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  99.1          Press Release dated July 26, 2007